Exhibit 99




                             HERSHEY FOODS ANNOUNCES
                      FOURTH QUARTER AND FULL YEAR RESULTS


HERSHEY, Pa., January 29, 2003--Hershey Foods Corporation (NYSE:HSY) today announced  sales and earnings for the fourth  quarter  ended  December 31, 2002.

Consolidated net sales for the fourth quarter were $1,156,028,000  compared with

$1,152,980,000  for the fourth quarter of 2001. Net income was $130,320,000,  or

$.96 per  share-diluted,  compared with a loss of  ($44,951,000),  or ($.33) per share-diluted, in 2001.


The results for the fourth  quarter of 2002  included a pre-tax  charge of $13.3 million,  or $.06 per  share-diluted,  associated with the business  realignment initiatives  announced in October  2001.  The results for the fourth  quarter of

2001 included a one-time charge of $278.4 million,  or $1.25 per  share-diluted,

related to the realignment process, as well as the amortization of goodwill.


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Excluding  the  one-time  items,  net income for the fourth  quarter of 2002 was

$138,690,000,  or $1.02 per share-diluted,  compared with $130,523,000,  or $.95 per share-diluted, a gain of 7.4 percent.


For the full year 2002, consolidated net sales were $4,120,317,000 compared with

$4,137,217,000 for 2001.  Net income for 2002 was  $403,578,000,  or $2.93 per share-  diluted,  compared with  $207,156,000,  or $1.50 per share diluted,  the prior year.


Results  for 2002  included  cumulative  pre-tax  realignment  charges  of $34.0 million,  or $.16 per share-diluted,  and pre-tax expenses of $17.2 million,  or

$.08 per  share-diluted,  related to the exploration of the sale of the Company;

and in 2001, results included the pre-tax charge of $278.4 million, or $1.25 per share-diluted,  related to the realignment initiatives,  the gain on the sale of the Luden's business in the third quarter, and the amortization of goodwill.


Excluding  one-time items,  net income for 2002 was  $435,994,000,  or $3.17 per share- diluted,  compared with  $391,482,000,  or $2.84 per  share-diluted,  for

2001, an increase of 11.6 percent. A pro forma income statement reflecting these adjustments accompanies this press release.


Net sales for the fourth quarter of 2002 increased by 0.3 percent on a nominal basis. On a comparable basis, net sales increased by about 1.0 percent spurred by a customer  buy-in  related to the price  increase  announced on December 10,

2002.  Fourth  quarter sales were one to two percent higher than they would have been


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absent the buy-in.  This  increase in sales was offset  somewhat by higher trade promotion  expense,  lower domestic seasonal sales, and weakness in the Canadian market. Gross margin improved by 60 basis points as a result of improved mix and enhanced  supply chain  efficiencies.  Selling,  Marketing,  and  Administrative expenses  decreased by 30 basis points as a percentage of sales  resulting  from significantly lower general and administrative  costs, which were only partially offset by higher selling and marketing expenses.


For the year, sales were off slightly, but the mix of revenues was significantly strengthened as we focused on higher margin products, packtypes, and channels of trade.  The improved sales mix, price  increases on the packaged candy line, and supply chain  efficiencies led to a 130 basis point improvement in gross margin.

For the year, Selling,  Marketing and Administrative  expenses declined 30 basis points as a percentage of sales, due to lower general and administrative  costs,

which more than offset higher selling and marketing expenses.


"Hershey's  fourth quarter results were in line with  expectations,  achieving a balance of improved marketplace  performance and profitability," said Richard H.

Lenny,  Chairman,  President,  and Chief Executive Officer.  "Despite a sluggish retail environment,  Hershey's consumer takeaway  increased,  resulting in a 0.4 point gain in market share. Equally as important,  supply chain productivity and tight expense control continued to deliver solid gains during the quarter.

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"For the full year, we made good progress against our value-enhancing strategy.

Profitability,  margins,  and  returns  delivered  strong  growth  versus  2001,

reflecting  improved mix,  productivity gains across the supply chain, and lower general and  administrative  spending.  Although net sales were flat in the U.S.

business,  retail takeaway in all food,  drug,  mass, and convenience  channels,

increased by three percent.  This performance  reflects our disciplined focus on building Hershey's core brands (+8 %), expanding our leadership  position in the key chocolate  category (+5 %), and significantly  improving  performance in the high growth convenience store channel (+9 %).


"Overall,  I'm most pleased with the Company's  results in 2002.  Our ability to deliver solid performance,  despite numerous challenges, positions us well as we continue to implement Hershey's long-term growth initiatives," Lenny concluded.



SAFE HARBOR STATEMENT
-----------------------

This release contains statements which are forward-looking. These statements are made based upon current  expectations which are subject to risk and uncertainty.

Actual results may differ materially from those contained in the forward-looking statements.  Factors which could cause results to differ materially include, but

are  not  limited  to:  changes  in  the   confectionery  and  grocery  business

environment,   including   actions  of  competitors   and  changes  in  consumer

preferences;  changes in  governmental  laws and  regulations

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including  taxes;  market demand for new and existing  products;  changes in raw

material  and  other  costs;  and  pension  cost  factors,   such  as  actuarial

assumptions and market performance,  as discussed in the Company's annual report on Form 10-K for 2001.


LIVE WEBCAST
------------

As previously  announced,  the Company will hold a conference call with analysts today at 10 a.m.  EST. The  conference  call will be webcast live via  Hershey's corporate web site www.hersheys.com. Please go to the Investor Relations Section of the Web site for further details.

                                      # # #



Media Contact:  Christine M. Dugan (717) 508-3238
Financial Contact:  James A. Edris (717) 534-7556

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

                                                  Hershey Foods Corporation
                                         Summary of Consolidated Statements of Income
                                for the periods ended December 31, 2002 and December 31, 2001
                                      (in thousands of dollars except per share amounts)


                                                                Fourth Quarter                         Twelve Months

                                                           2002                2001               2002               2001

Net Sales                                                 $1,156,028          $1,152,980         $4,120,317         $4,137,217
                                                      ---------------     ---------------    ---------------     --------------

Costs and Expenses:
   Cost of Sales                                             709,840             759,914          2,561,052          2,668,530
   Selling, Marketing and Administrative                     216,758             224,049            833,426            846,976
   Business Realignment Charge, net                            8,278             228,314             27,552            228,314
   Gain on Sale of Business                                ---                 ---                ---                  (19,237)
                                                      ---------------     ---------------    ---------------     --------------

   Total Costs and Expenses                                  934,876           1,212,277          3,422,030          3,724,583
                                                      ---------------     ---------------    ---------------     --------------

Income Before Interest and Income Taxes                      221,152             (59,297)           698,287            412,634
Interest Expense, net                                         15,274              16,722             60,722             69,093
                                                      ---------------     ---------------    ---------------     --------------

Income Before Income Taxes                                   205,878             (76,019)           637,565            343,541
Provision for Income Taxes                                    75,558             (31,068)           233,987            136,385
                                                      ---------------     ---------------    ---------------     --------------

Net Income                                                  $130,320            ($44,951)          $403,578           $207,156
                                                      ===============     ===============    ===============     ==============

Net Income Per Share - Basic                                   $0.96              ($0.33)             $2.96              $1.52
                                                      ===============     ===============    ===============     ==============
                     - Diluted                                 $0.96              ($0.33)             $2.93              $1.50
                                                      ===============     ===============    ===============     ==============

Shares Outstanding  - Basic                                  135,409             135,953            136,538            136,245
                                                      ===============     ===============    ===============     ==============
                    - Diluted                                136,337             135,953            137,714            137,696
                                                      ===============     ===============    ===============     ==============



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


                                                        Hershey Foods Corporation
                                         Pro Forma Summary of Consolidated Statements of Income
                                      for the periods ended December 31, 2002 and December 31, 2001
                                           (in thousands of dollars except per share amounts)


                                                            Fourth Quarter                           Twelve Months

                                                        2002             2001                   2002              2001

Net Sales                                             $1,156,028        $1,152,980             $4,120,317        $4,137,217
                                                    -------------    --------------         --------------    --------------

Costs and Expenses:
   Cost of Sales                                         704,821 (a)       709,812 (d)          2,554,625 (a)     2,618,428 (d)
   Selling, Marketing and Administrative                 216,834 (b)       220,575 (e)            816,196 (b)       832,217 (e)
   Business Realignment Charge, net                     ---      (c)      ---      (f)           ---      (c)      ---      (f)
   Gain on Sale of Business                             ---               ---                    ---               ---      (g)
                                                    -------------    --------------         --------------    --------------

   Total Costs and Expenses                              921,655           930,387              3,370,821         3,450,645
                                                    -------------    --------------         --------------    --------------

Income Before Interest and Income Taxes                  234,373           222,593                749,496           686,572
Interest Expense, net                                     15,274            16,722                 60,722            69,093
                                                    -------------    --------------         --------------    --------------

Income Before Income Taxes                               219,099           205,871                688,774           617,479
Provision for Income Taxes                                80,409            75,348                252,780           225,997
                                                    -------------    --------------         --------------    --------------

Net Income                                              $138,690          $130,523               $435,994          $391,482
                                                    =============    ==============         ==============    ==============

Net Income Per Share - Basic                               $1.02             $0.96                  $3.19             $2.87
                                                    =============    ==============         ==============    ==============
                     - Diluted                             $1.02             $0.95                  $3.17             $2.84
                                                    =============    ==============         ==============    ==============

Shares Outstanding  - Basic                              135,409           135,953                136,538           136,245
                                                    =============    ==============         ==============    ==============
                    - Diluted                            136,337           137,450                137,714           137,696
                                                    =============    ==============         ==============    ==============


    (a)     Excludes business realignment charges of $5.0 million for the fourth quarter and $6.4 million for the twelve months.

    (b)     Excludes an adjustment to expenses of $(0.1) million in the fourth quarter and total expenses of $17.2 million, or $.08 per share-diluted, for the twelve months, related to the exploration of the possible sale of the Corporation.

    (c)     Excludes business realignment charges of $8.3 million, or $.04 per share-diluted, for the fourth quarter and
            $27.6 million, or $.13 per share-diluted, for the twelve months.

    (d)     Excludes business realignment charges of $50.1 million, or $30.9 million after-tax, for both the fourth quarter and twelve months.

    (e)     Excludes goodwill amortization of $3.5 million for the fourth quarter and $14.8 million for the twelve months.

    (f)     Excludes business realignment charges of $228.3 million, or $140.9 million after-tax, for both the fourth quarter and twelve months.

    (g)     Excludes gain on Luden's sale of $19.2 million pre-tax, $1.1 million after-tax, or $.01 per share-diluted, for the twelve months.


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


                                             Hershey Foods Corporation
                                            Consolidated Balance Sheets
                                   as of December 31, 2002 and December 31, 2001
                                             (in thousands of dollars)



Assets                                                        2002                       2001

Cash and Cash Equivalents                                      $297,743                   $134,147
Accounts Receivable - Trade (Net)                               370,976                    361,726
Deferred Income Taxes                                         ---                           96,939
Inventories                                                     503,291                    512,134
Prepaid Expenses and Other                                       91,608                     62,595
                                                         ---------------            ---------------

Total Current Assets                                          1,263,618                  1,167,541

Net Plant and Property                                        1,486,055                  1,534,901
Goodwill                                                        378,453                    388,702
Other Intangibles                                                39,898                     40,426
Other Assets                                                    312,527                    115,860
                                                         ---------------            ---------------

Total Assets                                                 $3,480,551                 $3,247,430
                                                         ===============            ===============

Liabilities and Stockholders' Equity

Loans Payable                                                   $28,124                     $7,926
Accounts Payable                                                124,507                    133,049
Accrued Liabilities                                             356,716                    462,901
Taxes Payable                                                    12,731                      2,568
Deferred Income Taxes                                            24,768                  ---
                                                         ---------------            ---------------

Total Current Liabilities                                       546,846                    606,444

Long-Term Debt                                                  851,800                    876,972
Other Long-Term Liabilities                                     362,162                    361,041
Deferred Income Taxes                                           348,040                    255,769
                                                         ---------------            ---------------

Total Liabilities                                             2,108,848                  2,100,226

Total Stockholders' Equity                                    1,371,703                  1,147,204
                                                         ---------------            ---------------

Total Liabilities and Stockholders' Equity                   $3,480,551                 $3,247,430
                                                         ===============            ===============

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